Exhibit 10.2

DATED	30 September, 2010
(1)	EPO (NORMAN) LIMITED and EPO (NORMAN 2) LIMITED

(2)	CARTESIAN LIMITED
DEED OF VARIATION
of a lease of
8 Gate Street London WC2
Forsters LLP
31 Hill Street
London W1J 5LS
Tel: 020 7863 8333
Fax: 020 7863 8444
Email: Enquiries@Forsters.co.uk
Ref: MH/24626.353

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DEED OF VARIATION

DATE:	30 September, 2010
PARTIES:
(1)	EPO (NORMAN) Limited (Company Registration Number 04676673) whose registered office is at Europa House 20 Esplanade Scarborough North Yorkshire YO11 2AQ and EPO (NORMAN 2) LIMITED (Company Registration Number 0469212) whose registered office is at Europa House 20 Esplanade Scarborough North Yorkshire YO11 2AQ (“the Landlord”)
(2)	CARTESIAN LIMITED (Company Registration Number 03230513) whose registered office is at Descartes House 8 Gate Street London WC2A 3HP (“the Tenant”)
Recitals
A	This Deed is supplemental to the Lease by which the Premises were demised for the Term subject to the payment of the rents reserved by the Lease and the observance and performance of the tenant’s covenants and the conditions contained in it.

B	The reversion immediately expectant on the determination of the Term is registered at the Land Registry under Title Number LN201213 of which the Landlord is the registered proprietor and the unexpired residue of the Term remains vested in the Tenant.

C	The parties have agreed to vary the Lease on the terms set out in this Deed.
IT IS AGREED as follows:
1.	Definitions and Interpretation
1.1	In this Deed unless the context otherwise requires the following words and expressions shall have the following meanings:

the Lease:	a lease of the Premises dated 23 November 2000 and made between Sun Life Assurance Company of Canada (UK) Limited (1) and the Tenant (2) and includes any variations thereto in any deeds and documents supplemental to the Lease whether or not they are expressed to be so;

the Premises:	the premises demised by and more particularly described in the Lease and known as 8 Gate Street London WC2;

the Term:	the term of years granted by the Lease and includes any continuation or extension of the Term and any holding over whether by statute, at common law or otherwise;
1.2	The expression “the Landlord” includes the person in whom the reversion immediately expectant on the determination of the Term is for the time being vested.
1.3	The expression “the Tenant” includes its successors in title.

1.4	Covenants made by or binding upon any party which for the time being comprises more than one person shall be deemed to be joint and several.
1.5	Nothing herein contained shall release or in any way lessen the liability of any person to the Landlord under the covenants and conditions contained in the Lease or constitute a waiver of any outstanding breach.
1.6	Nothing herein contained shall be deemed to permit any action not herein expressly permitted.
1.7	Any covenant by the Tenant not to do any act matter or thing shall be construed as including a covenant by the Tenant that such act matter or thing shall not be done.
1.8	Any reference to a specific statute or statutory provision includes references to any statutory modification extension or re-enactment of such statute or statutory provision and to any regulations orders bye-laws or other subordinate legislation made under such statute or statutory provisions from time to time.
1.9	Words importing one gender import any other gender words importing the singular import the plural and vice versa and any reference to a person includes a reference to a company authority board department or other body.
1.10	Headings are for ease of reference only and shall not affect the construction of this Deed.
2. Variations of the Lease
2.1	Variations made
From and including the date of this Deed, the Lease shall be read and construed as varied by the provisions set out in the Schedule.
2.2	Lease remains in force
The Lease shall remain fully effective as varied by this Deed.
3. Tenant’s covenant
The Tenant covenants to observe and perform the tenant’s covenants in the Lease as varied by this Deed.
4.	Applicable Law and Jurisdiction
4.1	This Deed shall be governed by and construed in all respects in accordance with the laws of England and Wales.
4.2	Proceedings in connection with this Deed shall be subject (and the parties irrevocably submit) to the exclusive jurisdiction of the English and Welsh courts.
5.	Rights of Third Parties
A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 in relation to it.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it
THE SCHEDULE
Variations to the Lease
1.	Deletion of existing clause
Clause 7.4 of the Lease shall be deleted.
2.	Rent free periods
In respect of each of the inclusive periods 29 September 2010 to 28 January 2011, 29 September 2011 to 28 January 2012 and 29 September 2012 to 28 January 2013 the Rent as referred to and first payable under the Lease shall be a perppercorn (if demanded) but without prejudice to the Rent as referred to and first payable under the Lease at all other times.

EXECUTED as a deed by	)
EPO (NORMAN) LIMITED	)
acting by a director and its secretary/	)
two directors	)

Signature	/s/ Fraser Kennedy
Fraser Kennedy
Director

Signature	/s/ Marie Adlam
Marie Adlam
~~Director~~/Secretary

EXECUTED as a deed by	)
EPO (NORMAN 2) LIMITED	)
acting by a director and its secretary/	)
two directors	)

Signature	/s/ Fraser Kennedy
Fraser Kennedy
Director

Signature	/s/ Marie Adlam
Marie Adlam
~~Director~~/Secretary

EXECUTED as a deed by	)
CARTESIAN LIMITED	)
acting by a director and its secretary/	)
two directors	)

Signature	/s/ Micky K Woo
Micky K Woo
Director

Signature	/s/ Dermod Ranaghan
Dermod Ranaghan
~~Director~~/Secretary

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